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United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 12, 2001
(Date of earliest event reported)

CITY NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10521 (Commission file number)	95-2568550 (IRS employer identification no.)
City National Center 400 North Roxbury Drive, Beverly Hills, California (Address of principal executive offices)		90210 (Zip code)

(310) 888-6000
(Registrant's telephone number, including area code)

Not applicable
(former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

    On October 11, 2001, City National Corporation issued a press release reporting its financial results for the quarter and nine months ended September 30, 2001.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits.

99.1	Press release dated October 11, 2001 reporting financial results for the quarter and nine months ended September 30, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION

October 12, 2001	/s/ FRANK P. PEKNY Frank P. Pekny Executive Vice President and Chief Financial Officer/Treasurer (Authorized Officer and Principal Financial Officer)

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FORM 8-K
  Item 5. OTHER EVENTS.
  Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES